UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

KULR TECHNOLOGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

KULR Technology Group, Inc.

555 Forge River Road, Suite 100, Webster, Texas 77598

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 21, 2025
10:00 A.M. EASTERN TIME

TO THE STOCKHOLDERS OF KULR TECHNOLOGY GROUP, INC.:

The annual meeting of shareholders (the “Meeting”) of KULR Technology Group, Inc. (which we refer to as “KULR” or the “Company”) will be a completely virtual meeting of shareholders.

To participate please visit www.virtualshareholdermeeting.com/KULR2025 There will not be a physical location for the Annual Meeting.

At the Annual Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect five directors to serve until the next annual meeting of shareholders;

2.	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm;

3.	To approve the KULR Technology Group, Inc., 2025 Equity Incentive Plan.

4.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers;

We also will transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock, and the Series A voting preferred stock, of record at the close of business on September 24, 2025 (“Record Date”), are entitled to notice of and to vote at the Annual Meeting. A proxy statement containing important information about the Annual Meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Shareholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2024 (the “Annual Report”). The proxy statement, the Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials and the Annual Report are also available at http://materials.proxyvote.com/50125G. The Company is paying the costs of the solicitation.

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (408) 663-5247.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Mo
Michael Mo
Chief Executive Officer and Chairman

Webster, Texas
October 6, 2025.

PLEASE NOTE: The Annual Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the Annual Meeting.

QUESTIONS AND ANSWERS

The following are some questions that you, as a shareholder of the Company, may have about the Annual Meeting, the proposals being considered at the Annual Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all shareholders of record entitled to vote at the Annual Meeting.

Q:	When and where is the Annual Meeting?

A:	This year’s Annual Meeting will be a completely virtual meeting of shareholders. It will be held via live webcast at www.virtualshareholdermeeting.com/KULR2025 on November 21, 2025, starting at 10:00 a.m., Eastern Time.

Q:	How may I attend and participate in the Annual Meeting?

A:	We will be hosting the Annual Meeting live via the internet. There will not be a physical location for Meeting.

Our virtual format allows shareholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any shareholder can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/KULR2025. The webcast of the annual meeting will begin at 10:00 a.m. (Eastern Time) on November 21, 2025.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at http://materials.proxyvote.com/50125G.

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We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only shareholders who our records show owned shares of our common stock as of the close of business on September 24, 2025, which is the record date for the Annual Meeting (the “Record Date”), may vote at the Annual Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 42,584,162 shares of common stock outstanding entitled to vote, 42,588,848 shares issued, and 42,566,926 shares outstanding due to the existence of treasury stock, and 1,000,000 shares of Series A Voting Preferred Stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share, each share of our Series A voting preferred stock entitles its holder equal to one-hundred (100) votes per share of Series A preferred stock held.

Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

●	A proposal to elect five directors to serve until the next annual meeting of shareholders.

●	A proposal to ratify the appointment of CBIZ CPA P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

●	A proposal to approve the KULR Technology Group, Inc., 2025 Equity Incentive Plan.

●	A proposal, that is non-binding and advisory, to approve the compensation paid to the Company’s executive officers.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” each of the other proposals set forth in the Notice of Annual meeting of Shareholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s shareholders with respect to any matter to be voted on at the Annual Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement. Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Annual Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

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Q:	What quorum is required for the Annual Meeting?

A:	A quorum will exist at the Annual Meeting if the holders of thirty-three-and-one-third percent (33 1/3%) of the voting power of the outstanding securities of the Company entitled to vote thereat are represented in person (virtually) or represented by proxy. Shares of the Company’s capital stock that are voted to abstain are treated as shares that are represented at the Annual Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)
1.	Election of five (5) directors.	Majority of the votes cast	8

2.	Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025.	Majority of the votes cast	14

3.	Approval for adopting the KULR Technology Group, Inc., 2025 Equity Incentive Plan	Majority of the votes cast	17

4.	Non-binding and advisory approval of the compensation paid to the Company’s executive officers.	Majority of the votes cast	22

Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the Annual Meeting in accordance with your instructions. Registered shareholders may vote in person at the Annual Meeting, or by sending a personal representative to the Annual Meeting with an appropriate proxy, or by one of the following methods:

●	By Internet. www.proxyvote.com;

●	By Telephone. 1-800-690-6903;

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided.

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Please note that the Internet and telephone voting facilities for registered shareholders will close at 11:59 p.m., Eastern Time, on the day before the Annual Meeting date. For more information, please see “The Annual Meeting — How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Annual Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction, your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our shareholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Annual Meeting is called a “proxy statement.” Our Board of Directors has designated Michael Mo, our Chief Executive Officer and Shawn Canter, our Chief Financial Officer, and each of them, with full power of substitution, as proxies for the Annual Meeting.

Q:	If a shareholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Annual Meeting if the holders of thirty-three-and-one-third percent (33 1/3%) of the voting power of the outstanding securities of the Company entitled to vote thereat are represented in person (virtually) or represented by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Annual Meeting if you are a shareholder of record, may result in the failure of a quorum to exist at the Annual Meeting.

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Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in person at the Annual Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Annual Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), (ii) advise our Chief Financial Officer at our principal executive offices (555 Forge River Road, Suite 100, Webster, Texas 77598) in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting). If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Annual Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple shareholders sharing an address, unless we have received instructions from one or more of the shareholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a shareholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (408) 663-5247, or send a written request to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: Corporate Secretary and General Counsel. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each shareholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The Company intends to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Annual Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, VStock Transfer, LLC at (212) 828-8436, or by email at action@vstocktransfer.com, if you have lost your stock certificate. You may email VStock Transfer, LLC at action@vstocktransfer.com if you need to change your mailing address.

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Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at KULR Technology Group, Inc. 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: Corporate Secretary and General Counsel.

THE ANNUAL MEETING

We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by our Board of Directors for use at the Annual Meeting of shareholders to be held on November 21, 2025, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about October 8, 2025. The Proxy Statement, the Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials, and the Annual Report are also available at http://materials.proxyvote.com/50125G.

Date, Time and Place

The Annual Meeting of the Company’s shareholders will be held via live webcast at www.virtualshareholdermeeting.com/KULR2025 on November 21, 2025, starting at 10:00 a.m., Eastern Time.

Matters to be Considered

The purpose of the Annual Meeting is for shareholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect five directors to serve until the next annual meeting of shareholders.

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

Proposal No. 3 Approval of 2025 Equity Incentive Plan	To approve the adoption of the KULR Technology Group, Inc., 2025 Equity Incentive Plan.

Proposal No. 4 Approval of Executive Officer Compensation	To approve, on an advisory basis, the compensation of the named executive officers.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on September 24, 2025, has been fixed as the Record Date for determining those Company shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date for the Annual Meeting, there were 42,584,162 shares of common stock outstanding and entitled to vote, 42,588,848 shares issued, and 42,566,926 shares outstanding due to the existence of treasury stock, held by 104 holders of record, and there were 1,000,000 shares of Series A voting preferred stock outstanding and entitled to vote, held by 1 holder of record. Each share of the Company’s common stock entitles its holder to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Each share of the Series A voting preferred stock entitles its holder to 100 votes at the Annual Meeting on all matters properly presented at the Annual Meeting.

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Quorum

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist at the Annual Meeting if thirty-three-and-one-third percent (33 1/3%) of the voting power of the outstanding securities of the Company entitled to vote thereat are represented in person (virtually) or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the Annual Meeting for purposes of determining whether a quorum exists.

Vote Required

Directors shall be elected by the vote of a majority of the shares represented whether in person or by proxy.

Proposals for the ratification of our independent registered public accounting firm, the approval of the Say-on-Pay Proposal and the approval of the 2025 Equity Incentive Plan, require the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposals, and therefore will not affect the vote outcome. Failure of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the election of each of the nominees for director and vote “FOR” the other proposals set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately 7% of the shares of the Company’s common stock entitled to vote at the Annual Meeting, and our Chief Executive Officer holds 100% of the outstanding shares of the Series A voting preferred stock. Our directors and executive officers hold approximately 72% of the aggregate votes entitled to be cast at the Annual Meeting.

How to Vote Your Shares

Shareholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by participating in the Annual Meeting and voting live via the internet.

●	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

●	Submitting a Proxy by Telephone: Call toll-free 1-800-690-6903 and have your proxy card in your hand when you call, then follow the instructions.

●	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the shareholder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

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How to Change Your Vote

If you are the shareholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Annual Meeting by:

●	sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: Corporate Secretary and General Counsel; or

●	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Annual Meeting.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee.

See the section entitled “— How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Annual Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the election of each of the nominees for director and “FOR” the proposals set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Proxies solicited may be voted only at the Annual Meeting and any postponement of the Annual Meeting and will not be used for any other meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Five directors are to be elected at the Annual Meeting to serve until the next annual meeting of the Company’s shareholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found below in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Michael Mo	54	Chief Executive Officer and Chairman	March 2011
Dr. Joanna Massey*	57	Lead Director, Member of the Audit Committee, Member of the Compensation Committee, Chair of the Nominating and Corporate Governance Committee	June 2021
Donna H. Grier*	67	Director, Chairperson of the Audit Committee, Member of the Compensation Committee, Member of the Nominating and Corporate Governance Committee	April 2024
Aron Schwartz*	54	Director, Member of the Audit Committee, Chair of the Compensation Committee, and Member of the Nominating and Corporate Governance Committee	June 2025
Shawn Canter	54	Chief Financial Officer and Director	March 2023

* Denotes independent director.

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There are no arrangements or understandings known to us between any of the nominees listed above and any other person pursuant to which that person was or is to be selected as a director or nominee, other than any arrangements or understandings with persons acting solely as directors or officers of KULR.

Required Shareholder Vote and Recommendation of Our Board of Directors

The directors shall be elected by the majority vote of the shares represented by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2024, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since
Michael Mo	54	Chief Executive Officer and Chairman	March 2011
Dr. William Walker	35	Chief Technology Officer	N/A
Michael Carpenter*	61	Vice President of Engineering*	N/A
Dr. Joanna Massey	57	Lead Director	June 2021
Donna H. Grier	67	Director	April 2024
Shawn Canter	54	Chief Financial Officer and Director	June 2025+
Aron Schwartz+	54	Director+	June 2025+
Jay Yamamoto+	46	General Counsel and Corporate Secretary+	N/A

*denotes resignation subsequent to December 31, 2024

+denotes appointment subsequent to December 31, 2024

Directors are elected annually and hold office until the next annual meeting of the shareholders of the Company. Each officer shall hold office until his successor shall have been duly elected or appointed or until his death or until he shall resign or shall have been removed by the Board.

Michael Mo has served as our CEO and Director of the Company since March 16, 2011. Mr. Mo is a technology entrepreneur and successful investor with over 20 years of experience in technology management, product development and marketing. In 2013, he co-founded KULR Technology, Inc. and has been serving as its CEO since then. From 2007 to 2015, Mr. Mo served as Senior Director of Business Development at Amlogic, Inc., a California high-tech company. Mr. Mo received his Master of Science in Electrical Engineering from the University of California at Santa Barbara in 1995. Mr. Mo’s years of experience with KULR and decades of experience in technology management make him an asset to the Board.

Dr. William Walker was appointed Chief Technology Officer (“CTO”), effective November 1, 2022. Dr. Walker who originally joined the company in March 2022 as Director of Engineering, has significant experience in professional and research related activities focused on thermo-electrochemical testing and analysis of lithium-ion (Li-ion) battery assemblies and related thermal management products designed for space exploration applications. Prior to joining the Company, from October 2021 to March 2022, Dr. Walker was a Research Scientist at Underwriters Laboratories Inc.. From June 2012 to October 2021, Dr. Walker was employed by the National Aeronautics and Space Administration (NASA) Johnson Space Center (JSC) where he focused on designing battery assemblies for human spaceflight applications capable of safely mitigating the effects of thermal runaway and preventing cell-to-cell propagation. Dr. Walker was recognized with a NASA Trailblazer award and with the RNASA Stellar Award for early career contributions to Li-ion battery thermal analysis and calorimetry methods. Dr. Walker continues to be engaged in the academic and professional communities focused on battery safety. Dr. Walker received his B.S. in Mechanical Engineering at West Texas A&M University (WTAMU) and a Ph.D. in Materials Science and Engineering at the University of Houston (UH).

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Michael G. Carpenter prior to his resignation effective August 15, 2025, Mr. Carpenter served as KULR’s Vice President of Engineering since June 2017. Prior to joining KULR, Mr. Carpenter had been employed by Energy Science Laboratories, Inc. (“ESLI”) since December 1983, serving as Director of the PCM Heatsink Group, Quality Manager, Facility Security Officer (FSO) in the Defense Industrial Security Program from 1988 to 1995. He also served as a Safety Officer when he joined ESLI in 1983. Mr. Carpenter received his B.S. in Applied Mechanics from the University of California, San Diego in 1983.

Shawn Canter was appointed as Chief Financial Officer (“CFO”) effective March 31, 2023 and was appointed as a director effective June 6, 2025. Mr. Canter is a seasoned corporate executive and board member with over 25 years of experience leading teams in hands-on roles in both institutional and early/growth stage companies bringing solutions to complex situations. He gained significant financial and transactional experience as an executive in mergers and acquisitions (“M&A”) at Goldman Sachs and at Bank of America’s investment banking division where he also served as Chief Operating Officer of M&A. Mr. Canter will be responsible for financial management and driving a disciplined fiscal strategy while scaling the Company through its commercialization phase. Mr. Canter received a bachelor’s degree in economics and a master’s degree in organizational behavior from Stanford University, as well as a JD and an MBA from the University of Michigan.

Jay Yamamoto was appointed General Counsel and Corporate Secretary effective June 6, 2025. Mr. Yamamoto brings 15 years of legal experience to the Company. Prior to joining, Mr. Yamamoto had served as KULRs primary outside counsel since December 2016, providing strategic advice on securities regulation, corporate governance, M&A, and other complex matters and, through that engagement, has developed an intimate understanding of the Company’s business, risk profile, and long-term objectives. Prior to joining KULR, Mr. Yamamoto spent 15 years practicing law, including over 7 years as a partner, at Sichenzia Ross Ference Carmel LLP, a law firm in New York. His firm practice focused on corporate and securities law, including initial public offerings and secondary transactions, mergers and acquisitions, corporate governance and securities law compliance. Mr. Yamamoto represented numerous public and private companies in private equity financing transactions, debt and venture capital offerings, domestic mergers, stock and assets acquisitions and other reorganization transactions. Mr. Yamamoto received B.A. degrees from Colgate University in economics and philosophy, and his J.D. degree from Pace University School of Law.

Non-Executive Directors

Dr. Joanna Massey has served as a member of the Company’s board of directors since June 7, 2021 and was appointed Lead Director on November 1, 2022, and is an experienced public company board director. She has served on Thumzup Media Corporation’s Board of Advisors since 2023 and as a director since October 2024. In addition, she has served as Independent Director for the Hollywood Foreign Press Association since September 2021. Previously, she was Chairman of the Board for TessPay, Inc., a financial technology platform that uses blockchain technology to provide payment assurance and liquidity. In addition to her board positions, Dr. Massey works as a Management Consultant for her eponymous company J.D. Massey Associates, Inc. Throughout her career, Dr. Massey has held various roles, including assisting micro-cap and small/mid-cap companies attract institutional investors and expand market share by advising them on enterprise risk management and corporate governance. Dr. Massey’s expertise in crisis communications and brand reputation management enables her to anticipate stakeholder reactions and advise on change management and navigating risk. As a corporate communications executive, Dr. Massey has managed integration during major merger and acquisition transactions at Lionsgate, CBS, and Discovery; corporate turnaround as Condé Nast pivoted from print to video; and crisis communications with consumers, employees, investors, regulators, and politicians. Dr. Massey earned a Bachelor of Arts in Journalism from the University of Southern California, a Master of Business Administration from the University of Southern California and a Graduate Certificate in Corporate Finance from Harvard University, as well as a Master of Arts in Clinical Psychology from Antioch University and a Ph.D. in Psychology from Sofia University, and finally a Master of Science in Legal Studies from Cornell Law with an expected degree conference date of 2025. We believe Dr. Massey is qualified to serve as a member of our board of directors because of her governance background as a public company director, corporate communications executive, and over 30 years of experience advising chairmen and CEOs during the most challenging times, including major crises, whistleblower complaints, public-facing lawsuits, and merger and acquisition transactions, in addition to her extensive academic credentials in both finance and business administration, as well as corporate law.

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Donna H. Grier has served as a member of the Company’s board of directors since April 15, 2024. Ms. Grier is an experienced finance executive, with expertise in finance, internal audit, mergers & acquisitions (M&A) and business process improvement. Since June 2020, Ms. Grier has been, and continues to be a director and audit & risk management committee chair at Global Advanced Metals, a privately held supplier of tantalum products. Additionally, Ms. Grier also serves as a trustee and former chair of the board of trustees for Washington & Jefferson College, since July 2022. From November 2018 until August 2020, Ms. Grier served as a director and audit committee chair of Pyxus International, a global agricultural company (NYSE:PYX). Prior to her retirement in 2019, Ms. Grier held the positions of vice president-treasurer and vice president-general auditor & chief ethics and compliance officer at E. I. DuPont de Nemours, over the course of 10 years. Between 2004 and 2008, Ms. Grier was the finance director and chief financial officer of DuPont’s safety & protection business where she oversaw all financial aspects of the $5.5B division consisting of strategic business units including advanced materials, building innovations, safety solutions and chemical solutions. Ms. Grier also headed all financial aspects of DuPont Europe, from 1999 until 2003. Ms. Grier earned her MBA from the Booth School of Business at the University of Chicago and a BA in Economics and Psychology from Washington & Jefferson College.

Aron Schwartz has served as a member of the Company’s board of directors since June 6, 2025. Prior to joining KULR, Mr. Schwartz was a Managing Director at ACON Investments from 2014 to 2024. Mr. Schwartz is the founder of Constructivist Capital, LLC, a firm that works with family offices and alternative asset management firms to pursue attractive investment opportunities. He was previously a consultant to and a Managing Director at Avenue Capital from 2012 to 2014 and held various positions culminating in Managing Director of Fenway Partners, a middle market private equity firm based in New York, from 1999 to 2011. From 1997 to 1999, Mr. Schwartz was an associate in the Financial Entrepreneurs Group of Salomon Smith Barney, where he worked on a variety of financings and advisory assignments. He also serves or has served on the board of directors of a number of other public and private companies, including Invacare Corporation, True Value Company, LLC, 1-800 Contacts, Inc., Commonwealth Laminating & Coating, Inc., Easton Bell Sports, Inc., STVT-AAI Education Inc. (Ancora Education), Igloo Products Corp., APR Energy, PLC, Borden Dairy Holdings, ATU Auto Technick-Unger, PSSI, Rapid Deploy, Inc., Prima-Wawona, AFH, Melinta Therapeutics LLC, Tempel Steel, Mark Andy Inc., FEV Acquisition LLC, Injured Workers Pharmacy, LLC, Aventine, Inc. and VillageMD. In addition, Mr. Schwartz previously served on the board of directors of the Open Road Foundation and US-ASEAN Business Council. Mr. Schwartz, a Certified Management Accountant, received his J.D. and M.B.A with honors from U.C.L.A. and his B.A. and B.S.E. cum laude from the Wharton School at the University of Pennsylvania.

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Code of Ethics, Insider Trading Policy, Compensation Recovery Policy and Committee Charters can be found on the Company’s website at https://www.kulrtechnology.com/governance-documents/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Business Conduct and Ethics, Insider Trading Policy and Committee Charters.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees. The Company’s Code of Business Conduct and Ethics can be found on our website at https://kulr.ai/investors/governance-documents/.

Insider Trading Policy

The Company has also adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by directors, officers, employees and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company, that is reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to us. In addition, with regard to the Company’s trading of its own securities, it is our policy to comply with federal securities laws and applicable exchange listing requirements. The Company’s Insider Trading Policy can be found on our website at https://kulr.ai/investors/governance-documents/.

Compensation Recovery Policy

We have adopted a compensation recovery policy, effective as of November 29, 2023, that complies with the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Clawback Policy”). Subject to the terms of the Clawback Policy, we may be required to recover certain cash or equity-based incentive compensation payments or awards made or granted to an executive officer in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Company’s Clawback Policy can be found on our website at https://kulr.ai/investors/governance-documents/.

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Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our board leadership structure consists of a Chairman of the Board of Directors who is also our CEO. Each year, our Board of Directors assesses these roles and the board leadership structure to ensure the interests of KULR and its shareholders are best served. Mr. Mo holds the Chairman and CEO position at KULR. We do not have an express policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of KULR and our shareholders based on the evolving needs of the company. Although we have a combined Chair of the Board and CEO leadership structure, we have added a Lead Independent Director position to complement the Chair of the Board’s role and to serve as the principal liaison between the nonemployee directors and the CEO. The Lead Independent Director, among other things, takes responsibility for scheduling board meetings and setting meeting agendas and ensuring that management provides sufficient information for the Board of Directors to remain informed about and maintains proper oversight of our operations.

A number of factors support the leadership structure chosen by the Board, including, among others:

●	Mr. Mo has extensive knowledge of all aspects of KULR and its business and risks, its industry and its customers.

●	Mr. Mo is intimately involved in the day-to-day operations of KULR and is best positioned to elevate the most critical business issues for consideration by the Board of Directors.

●	The Board of Directors believes having Mr. Mo serve in both capacities allows him to more effectively execute KULR’s strategic initiatives and business plans and confront its challenges.

●	A combined Chairman and CEO structure provides KULR with decisive and effective leadership with clearer accountability to our shareholders and customers.

●	This structure allows one person to speak for and lead the Company and the Board.

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Board Committees

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual shareholders’ meeting. Our corporate governance guidelines and the charter of each committee is available on our website at https://kulr.ai/investors/governance-documents/.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, and the activities of our internal audit function.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NYSE American Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate. Donna H. Grier meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of Donna H. Grier, Dr. Joanna Massey and Aron Schwartz. Ms. Grier is the chair of the Audit Committee. During 2024, the Audit Committee met 4 times.

The Audit Committee’s charter is available at https://kulr.ai/investors/governance-documents/.

Compensation Committee

Our Compensation Committee has the responsibility for, among other things, (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and related information to be included in the annual report on Form 10-K and proxy statements, and (v) reviewing and recommending to the Board for approval procedures relating to Say on Pay Votes.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, and obtain any outside advisors who could assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The members of our Compensation Committee are Dr. Joanna Massey, Donna H. Grier and Aron Schwartz. Mr. Schwartz serves as the chair of our Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NYSE American Stock Market. Prior to Mr. Schwartz joining the board of directors of the Company effective as of June 6, 2025, Dr. Massey served as the Chair of the Compensation Committee. During 2024, the Compensation Committee met 2 times, and acted thrice by unanimous written consent.

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The Compensation Committee’s Charter is available at https://kulr.ai/investors/governance-documents/.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee has the responsibility to assist the Board in, among other things, (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (ii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of director. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee.

The members of our Nominating and Corporate Governance Committee are Dr. Joanna Massey, Donna H. Grier and Aron Schwartz. Dr. Massey serves as the Chair of our Nominating and Corporate Governance Committee. During 2024, the Nominating and Corporate Governance Committee met 2 times.

The Nominating and Corporate Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures set forth in the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee’s Charter is available at https://kulr.ai/investors/governance-documents/.

Board of Director Meetings and Attendance

Our Board of Directors met seven (7) times during 2024 and also approved Board resolutions or acted by unanimous written consent ten (10) times. Each of the then-members of our Board of Directors was present at 100% of the meetings of the Board and committees held in 2024.

Executive Sessions

Although the Chief Executive Officer and other members of senior management are invited to attend meetings of the Board, the members of the Board meet in executive sessions, without executive management present, in conjunction with each of the regularly scheduled meetings of the Board and in special meetings at the discretion of the Board members. Each committee of the Board also meets in executive sessions without executive management present in regularly scheduled meetings and in special meetings at the discretion of the committee members. In addition, the Audit Committee meets quarterly in separate executive sessions with our independent registered public accounting firm.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Audit Committee of our Board has selected CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

On April 30, 2025, the Audit Committee of our Board approved the appointment of CBIZ as our independent registered public accounting firm. The decision to select CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025, was recommended and approved by our Audit Committee. Previously, Marcum LLP served as our independent registered public accounting firm from July 19, 2018 through April 29, 2025 and reported on our financial statements for years 2018 to 2024.

Representatives of CBIZ are expected to be present at the Annual Meeting. The representatives of CBIZ will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of CBIZ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

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Resignation of Marcum LLP as Our Independent Registered Public Accounting Firm

On November 1, 2024, CBIZ acquired the attest business of Marcum LLP, and substantially all of the partners and staff that provided attestation services with Marcum LLP joined CBIZ in connection with the acquisition. Accordingly, on April 29, 2025, as a result of the acquisition, Marcum LLP resigned as our independent registered public accounting firm and, on April 30, 2025, our Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm.

The reports of Marcum LLP on our consolidated financial statements for the years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except going concern.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 29, 2025, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between us and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Marcum LLP with a copy of the above disclosures and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agrees with the statements made above and, if it does not agree, the respects in which it does not agree. A copy of Marcum LLP’s letter, dated May 2, 2025, was attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on May 2, 2025.

Approval of Appointment of CBIZ CPAs P.C. as Our New Independent Registered Public Accounting Firm

On April 30, 2025, our Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In connection with the engagement, CBIZ will prepare the report on our consolidated financial statements for the fiscal year ending December 31, 2025. During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through April 30, 2025, neither we nor anyone on our behalf has consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on our consolidated financial statements, and neither a written report nor oral advice was provided by CBIZ to us that CBIZ concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended December 31, 2024 and 2023, are set forth in the table below:

	For the Fiscal Year Ended
	December 31,
	2024	2023
Audit Fees	$294,135	$339,025
Tax Fees	-	-
Total	$294,135	$339,025

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Fee Category

Audit Fees

Audit fees consist of fees billed for services rendered by our independent auditors during the years ended December 31, 2024 and 2023 for the audit and review of our financial statements.

Tax Fees

Tax fees consist of fees billed for services rendered by our tax preparers during the years ended December 31, 2024 and 2023 in connection with the preparation and filing of our income tax returns.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, and the activities of our internal audit function.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NYSE American Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate. Donna H. Grier meets the qualifications of an Audit Committee financial expert. The Audit Committee consists of Donna H. Grier, Dr. Joanna Massey and Aron Schwartz. Ms. Grier serves as the chair of the Audit Committee.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with CBIZ maintaining its independence.

Required Shareholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2024, which were audited by Marcum LLP, our independent registered public accounting firm for the year ended December 31, 2024. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2024, were compatible with maintaining Marcum LLP’s independence. Based on these reviews and discussions, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the company's annual report on Form 10-K.

Respectfully submitted by the Audit Committee,

Donna H. Grier, Dr. Joanna Massey and Aron Schwartz*

 *Mr. Schwartz joined the committee effective June 6, 2025.

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

PROPOSAL NO. 3 – APPROVAL OF THE KULR TECHNOLOGY GROUP, INC., 2025 EQUITY INCENTIVE PLAN

Overview

On September 24, 2025, the Board adopted, upon the recommendation of the Compensation Committee, the KULR Technology Group, Inc., 2025 Equity Incentive Plan (the “2025 Plan”), subject to and effective upon stockholder approval at the Annual Meeting. We are asking our stockholders to approve the 2025 Plan, which provides for the issuance of equity awards consisting of Common Stock to acquire an aggregate of 7,500,000 shares of Common Stock, in order to permit the Company to use the 2025 Plan to achieve the Company’s performance, recruiting, retention and incentive goals.

The 2025 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2025 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company’s stockholders.

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One of the requirements of “performance-based compensation” under Section 162(m) of the IRC is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2025 Plan is intended to constitute approval of each of these aspects of the 2025 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2025 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the 2025 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The potential common stockholder dilution resulting from issuing all of the proposed 7,500,000 shares under the 2025 Plan, assuming the 2025 Plan is approved by the stockholders, would on the Record Date be approximately 15% (giving effect to such issuance).

We are seeking stockholder approval of the 2025 Plan in order to satisfy certain legal and regulatory requirements, including making qualified awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2025 Plan as desirable and consistent with good corporate governance practices.

Assuming stockholders approve the 2025 Plan, the 2025 Plan will be effective as the date of the Meeting.

Summary of the 2025 Plan

The following is a summary of the material terms of the 2025 Plan and is qualified in its entirety by reference to the full text of the 2025 Plan, attached as Annex A to this Proxy Statement. All capitalized terms, not otherwise defined herein, carry the meaning attributed to such terms under the 2025 Plan.

General. The 2025 Plan authorizes grants of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), shares granted as bonuses or in lieu of other awards, dividend equivalents, other stock-based awards and performance awards.

Purpose. The 2025 Plan is intended to help attract, motivate, retain and reward service providers by aligning their interests with stockholders and providing performance incentives.

Administration. The 2025 Plan is administered by a committee designated by the Board (or the Board’s independent members, if the Board administers it). The administrator has broad authority to select participants, set award terms, interpret the plan, and correct defects. The 2025 Plan fiduciaries are indemnified; members may rely in good faith on information from officers, auditors or other agents.

Eligibility. Awards may be granted only to “Eligible Persons,” which include directors, employees, consultants and certain other service providers. Only employees (as defined for tax purposes) are eligible to receive incentive stock options (“ISOs”).

Shares subject to the 2025 Plan. The total number of shares available for issuance under the 2025 Plan is 7,500,000 (the “Share Pool”). Shares may be authorized but unissued or treasury shares.

Share counting; recycling. Shares underlying awards that are forfeited, expire, terminate without issuance, or are settled in cash are returned to the Share Pool. In addition, shares withheld or tendered to pay an exercise/purchase price or to satisfy tax withholding are counted against availability and, for the avoidance of doubt, are added back to the Share Pool.

Substitute and assumed plans. Substitute awards do not reduce the Share Pool (subject to a specific ISO counting rule). Shares available under certain pre-existing acquired company plans may be used without reducing the Share Pool, subject to conditions.

ISO limit and 10-year ISO grant cut-off. The maximum number of shares that may be delivered upon exercise of ISOs is 7,500,000, and no ISOs may be granted after the 10th anniversary of the Board’s adoption of the Plan.

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Director limit. In any fiscal year, a non-employee director may not receive awards with grant-date fair value exceeding $600,000.

Prior plan. No further awards will be granted under the Company’s 2018 equity plan after the 2025 Plan’s Effective Date.

Types of Awards:

Stock Options

●	Exercise price. Not less than 100% of fair market value on the grant date (110% for certain 10% shareholders for ISOs); no below-par grants.
●	Repricing prohibition. Without stockholder approval, the Committee may not lower the exercise price, exchange underwater options for cash or other awards (other than substitute awards), exchange for lower-priced options, or take similar actions treated as a repricing under listing rules.
●	Other terms. The Committee sets vesting, post-termination exercise periods, methods of exercise (including cashless), and may settle exercises in restricted stock.

Stock Appreciation Rights (SARs)

●	Grant price. For freestanding SARs, not less than 100% of fair market value on the grant date (or the related option’s exercise price for tandem SARs).
●	Repricing prohibition. Without stockholder approval, the Committee may not reduce the grant price, exchange underwater SARs for other awards (other than substitute awards), issue lower-priced replacement SARs, or take similar repricing actions under listing rules.

Restricted Stock and RSUs. Restricted stock and RSUs are subject to transfer restrictions and forfeiture/vesting conditions set by the Committee. Cash dividends attributable to RSUs must be delayed and subject to the same restrictions and risk of forfeiture as the underlying RSUs (in a manner compliant with Section 409A). Stock dividends and other property distributed on RSUs are likewise subject to the same restrictions unless the Committee provides otherwise.

Bonus Shares or Awards in Lieu of Cash. The Committee may grant shares as a bonus or in lieu of cash or other obligations, on terms it determines.

Dividend Equivalents. Dividend equivalents may be granted but may not be paid before the underlying award vests; those tied to performance-vesting awards remain subject to the same restrictions until vesting.

Performance Awards. Performance awards may be settled in cash, shares or other awards, on performance terms set by the Committee.

Incentive Stock Options (ISOs). ISOs require stockholder approval within 12 months of the Effective Date (or within 12 months of any increase to the relevant share pools) to be exercisable/settleable as ISOs, and are otherwise subject to Code §422 terms, including the $100,000 first-exercisable limit and special 10% shareholder rules.

Change in Control. Unless a participant agrees otherwise:

●	Service-vesting awards. For awards subject only to continued service, restrictions lapse and such awards are fully vested at the time of the Change in Control, subject to limited exceptions.
●	Performance-vesting awards. The Committee may deem performance awards earned based on actual performance through immediately before the Change in Control or at target (full or pro-rated), in its discretion.
●	Assumption or continuation exception. Acceleration does not occur if, generally, the award is continued on substantially the same terms or is assumed or substituted by a successor, as provided in the plan’s adjustment provisions.

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A “Change in Control” is defined to include, among other events, the acquisition of more than 50% of the Company’s common stock or voting power, certain Board turnover within 12 months relative to the “Incumbent Board,” and certain business combinations, subject to specified exceptions and Section 409A requirements.

Adjustments: In the event of specified corporate transactions or events (e.g., extraordinary dividends, splits, mergers), the Committee may adjust the number/kind of shares, per-person limits, outstanding awards, and exercise or grant prices, or provide for cash or other property, to prevent dilution or enlargement of benefits; equity restructurings require proportionate adjustments.

Transferability. Awards generally are not transferable other than by will, descent or to a beneficiary at death; however, non-ISO, non-tandem-SAR awards may be transferred to certain “Permitted Assignees” by gift or domestic relations order if expressly permitted in the award agreement.

Taxes; Withholding. The Company may withhold taxes from awards or other payments, including by withholding or accepting delivery of shares, generally capped at the maximum statutory rate (unless the Committee sets a different limit).

Effective Date; Prior Plan. The Effective Date of the 2025 Plan is November 21, 2025; no further awards will be made under the 2018 plan after that date.

Amendments; Termination; Clawback. The Board may amend, suspend or terminate the plan or the Committee’s authority, subject to stockholder approval where required by law/listing rules, and subject to participant consent for changes that materially and adversely affect outstanding awards. The Committee may amend outstanding awards on similar terms.

Awards are subject to clawback and recoupment under Company policy and applicable law; award agreements may be unilaterally amended to comply with such policies.

New Plan Benefits under the 2025 Plan

Because future awards under the 2025 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2025 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2025 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

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Stock Appreciation Rights. A participant granted a stock appreciation right under the 2025 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2025 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2025 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

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Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our 2025 Plan requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 3.

PROPOSAL NO. 4 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section herein, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholder vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS, NON-BINDING, ADVISORY PROPOSAL NO. 4.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2024 and 2023 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2024. In this Proxy Statement, we refer to such officers as the Company’s “Named Executive Officers.”

EXPLANATORY NOTE

On June 23, 2025, the Company effected a reverse stock split (the “Reverse Stock Split”) of its shares of common stock, par value $0.0001 per share, (“Common Stock”), on the basis of one (1) post-Reverse Stock Split share of Common Stock for every eight (8) pre-Reverse Stock Split shares of Common Stock issued and outstanding, with any fractional shares resulting from the Reverse Stock Split rounded up to the nearest whole share. All references to share and per share amounts (excluding authorized shares), as well as option and warrant amounts and exercise prices, including the condensed consolidated financial statements and accompanying notes, have also been restated to give retroactive effect to the Reverse Stock Split.

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Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2024 and 2023 by (i) our principal executive officer, (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2024 and whose total compensation for the 2024 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000, (iii) a person who would have been included as one of our two most highly compensated executive officers, other than our principal executive officer, but for the fact that he was not serving as one of our executive officers as of December 31, 2024 (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “Named Executive Officers”):

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Other Compensation	Total Earned
Michael Mo	2024	$272,196	$100,000	$103,043	$-	$-	$475,239	(1)
Chief Executive Officer	2023	$333,649	$-	$-	$-	$-	$333,649
Shawn Canter	2024	$250,001	$45,000	$-	$-	$-	$295,001
Chief Financial Officer	2023	$188,369	$-	$1,380,000	$-	$-	$1,568,369	(2)
William Walker	2024	$228,270	$50,000	$-	$-	$-	$278,270
Chief Technology Officer	2023	$223,703	$-	$266,000	$-	$-	$489,703	(3)
Keith Cochran	2024	$186,658	$-	-	$-	$99,551	$286,209	(4)
Former Chief Operating Officer*	2023	$292,678	$-	$-	$-	$-	$292,678

(1)	Includes 35,779 shares of the Company’s common stock which vests over one year.
(2)	Includes cash compensation earned from date of hire March 31, 2023 through December 31, 2023. Also includes 187,500 shares of the Company’s common stock which vest in five equal increments over five years.
(3)	Includes 43,750 shares of the Company’s common stock which vest in four equal increments over four years.
(4)	Includes severance payment of $99,551. Resigned effective August 20, 2024.

●	The above share amounts reflect the 1-for-8 reverse stock split of our common stock effected on June 23, 2025.

Pay vs. Performance

The following table sets forth compensation information for our principal executive officer, referred to below as our “PEO”, and our other named executive officers, or “Other NEOs”, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income (loss), calculated in accordance with SEC regulations, for fiscal years 2024, 2023 and 2022.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income (Loss)
2024	$475,239	$3,942,063	$286,636	$2,909,636	$128.62	$(17,523,629)
2023	$333,649	$(1,143,851)	$1,029,036	$311,223	$6.88	$(23,693,556)
2022	$1,749,159	$(610,841)	$1,038,907	$(1,641,593)	$43.48	$(19,436,479)

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Michael Mo, in the Summary Compensation Table of our Form 10-K for fiscal years 2024, 2023 and 2022.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Mo during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, (iii) the value of equity awards issued and vested during the reported fiscal year, and (iv) reduced by the value of equity awards granted in prior years that were forfeited in subsequent years.

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(3)	The dollar amounts reported are the average of the total compensation reported for our Other NEOs, other than our PEO, namely Mr. Canter for 2024 and 2023, Mr. Walker for 2024, 2023 and 2022, and Mr. Cochran for 2022.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our Other NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our Other NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2024, 2023 and 2022, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, (iii) the value of equity awards issued and vested during the reported fiscal year, and (iv) reduced by the value of equity awards granted in prior years that were forfeited in subsequent years.
(5)	Assumes an investment of $100 for the period starting on January 1, 2022 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on Nasdaq, as applicable, on the following trading days were: (i) $22.08 on December 31, 2021; (ii) $9.60 on December 30, 2022; (iii) $1.52 on December 29, 2023; and (iv) $28.40 on December 31, 2024.

●	The above per share prices reflect the 1-for-8 reverse stock split of our common stock effected on June 23, 2025.

To calculate the amounts of compensation actually paid each of the PEO and Other NEOs reported in the table above, the following amounts were deducted from and added (as applicable) to compensation as reported in the Summary Compensation Table:

	PEO			Other NEOs
	2024	2023	2022	2024	2023	2022
Summary Compensation Table Total	$475,239	$333,649	$1,749,159	$286,636	$1,029,036	$1,038,907
Less: Grant Date Fair Value of Equity Awards (1)	(103,043)	-	(1,443,000)	-	(823,000)	(823,000)
Less: Prior Year-End Fair Value of Equity Awards Granted in
Prior Years that Forfeited During the Fiscal Year	-	-	(2,717,000)	-	-	(1,545,000)
Add: Year-End Fair Value of Equity Awards Granted in the Year	1,016,117	-	1,800,000	-	175,750	990,000
Add: Year over Year Change in Fair Value of Outstanding and
Unvested Equity Awards	2,520,000	(1,136,250)	-	2,583,000	(56,813)	(1,170,000)
Add: Year over Year Change in Fair Value of Equity Awards Granted
in Prior Years that Vested in the Year	33,750	(341,250)	-	40,000	(13,750)	(132,500)
Compensation Actually Paid	$3,942,063	$(1,143,851)	$(610,841)	$2,909,636	$311,223	$(1,641,593)

(1) Represents the grant date fair value of the equity awards as reported in the Summary Compensation Table.

In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. For a discussion of the assumptions made in the valuation of grants, see Note 17 to the Consolidated Financial Statements included in our Form 10-K.

Relationship Between Pay and Performance

Our “total shareholder return,” as set forth in the above table, increased by 29% during the three-year period ended December 31, 2024, while our net loss improved by 10% over that same three-year period. “Compensation Actually Paid” to our PEO increased from $(610,841) in 2022 to $3,942,063 in 2024; and “Compensation Actually Paid” to our Other NEOs increased from $(1,641,593) in 2022 to $2,909,636 in 2024.

Our executive compensation program seeks to align executive officers’ long-term interests with those of our shareholders to incentivize a long-term increase in shareholder value, and therefore does not specifically align the Company’s performance measures with Compensation Actually Paid (as defined by SEC rules) for a particular year. Compensation Actually Paid in the tables above is calculated pursuant to SEC rules and reflects cash compensation actually paid as well as changes to the fair values of equity awards during the applicable fiscal years based on year-end or vesting date stock prices, as well as various accounting valuation assumptions, and does not reflect the actual amounts earned during the year by our PEO and Other NEOs. Compensation Actually Paid fluctuates annually largely due to the change in our stock price from year to year.

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Employment Agreements

We have not entered into employment agreements with our officers and directors and our Board of Directors has the sole discretion to pay salaries and incentive bonuses, including merit-based cash and equity bonuses.

During the year ended December 31, 2024, the Board, at the recommendation of the Compensation Committee, approved the following compensation for each of the following officers of the Company:

Effective May 23, 2024, the Board approved a $112,344 reduction in Michael Mo’s salary and granted 35,779 of the Company’s restricted stock units, which shall vest in one year. On December 26, 2024, the Board approved a cash bonus to Michael Mo in the amount of $100,000.

On October 4, 2024, the Board approved a cash bonus to Shawn Canter in the amount of $45,000.

On December 26, 2024, the Board approved a cash bonus to William Walker in the amount of $50,000.

Change in Control

We are not aware of any arrangement that might result in a change in control of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2024, for our named executive officers.

Outstanding Equity Awards
Stock Awards
	Number of Shares or Units of	Market Value of Units of
	Stock that have not vested	Stock that have not vested
Name	(#)	($)
Michael Mo (Chief Executive Officer)	129,529	$3,678,617
Shawn Canter (Chief Financial Officer)	150,000	$4,260,000
William Walker (Chief Technology Officer)	39,063	$1,109,375

●	The above share amounts reflect the 1-for-8 reverse stock split of our common stock effected on June 23, 2025.

Equity Compensation Plans

On August 15 and November 5, 2018, the Board of Directors and a majority of the Company’s shareholders, respectively, approved the 2018 Equity Incentive Plan (the “2018 Plan”). Under the 2018 Plan, 1,875,000 shares of common stock of the Company are authorized for issuance. The 2018 Plan provides for the issuance of incentive stock options, non-statutory stock options, rights to purchase common stock, stock appreciation rights, restricted stock, and restricted stock units to employees, directors and consultants of the Company and its affiliates. The 2018 Plan requires the exercise price of stock options to be not less than the fair value of the Company’s common stock on the date of grant.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2024, our securities authorized for issuance under any equity compensation plans approved by our stockholders:

	Number of		Number of securities
	securities		remaining available for
	to be issued upon	Weighted-average	future issuance under equity
	exercise of	exercise	compensation plans
	outstanding	price of	(excluding securities
	options,	outstanding options,	reflected in
	warrants and rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	852,514	$11.92	636,878
Equity compensation plans not approved by security holders	-	-	-
Total	852,514	$11.92	636,878

●	The above share and per share amounts reflect the 1-for-8 reverse stock split of our common stock effected on June 23, 2025.

DIRECTOR COMPENSATION

On November 1, 2022, the Board of the Company appointed a Lead Independent Director (“Lead Director”) and a non-Lead Independent Director (“non-Lead Director”) of the Board, to hold office until the earlier of the expiration of the term of office of the director whom they have replaced, successors are duly elected and qualified, or the earlier of such director’s death, resignation, disqualification, or removal. Furthermore, the Lead Director will receive annual cash compensation equal to $150,000 upon their appointment and the non-Lead Independent Director (“non-Lead Director”) will receive annual cash compensation equal to $70,000. Additionally, the Lead Director and non-Lead Director were each granted 17,500 shares of restricted stock units, which vested quarterly in 4,375 share installments, of which 13,125 units were fully vested as of December 31, 2024. The Lead Director also received 1,875 immediately vested shares of common stock.

●	The above share amounts reflect the 1-for-8 reverse stock split of our common stock effected on June 23, 2025.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with except.

TRANSACTIONS WITH RELATED PERSONS

Other than as set forth below and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since January 1, 2023, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

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Procedures for Approval of Related Party Transactions

Related party transactions are subject to the review, approval, and oversight of the Audit Committee. In its review, the Audit Committee is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF KULR TECHNOLOGY GROUP, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of September 24, 2025 for:

●	each of the Company’s current directors and executive officers;

●	all of the Company’s current directors and executive officers as a group; and

●	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 42,562,240 shares of common stock outstanding and entitled to vote, which excludes, as of September 24, 2025, 21,922 treasury shares and 4,686 outstanding shares that are not vested and are not entitled to vote. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage Ownership (1)	Percentage Vote with Series A (1)
Michael Mo (2) - CEO and Chairman	2,668,612	6.27%	72.02%
Shawn Canter (3) – CFO and Director	62,518	*	*
William Walker (4) – CTO	33,021	*	*
Donna H. Grier (5) – Director	17,500	*	*
Dr. Joanna Massey (6) – Director	27,813	*	*
Aron Schwartz – Director	-	*	*
Jay Yamamoto – General Counsel	-	*	*
All directors and executive officers as a group (7 persons)	2,809,464	6.60%	72.12%
Beneficial owners of more than 5%
BlackRock, Inc. (7)	2,250,214	5.29%	1.58%

*	Less than 1%

(1)	The percent of class is based on 42,562,240 shares outstanding and entitled to vote, which excludes 21,922 treasury shares and 4,686 outstanding shares that are not vested and are not entitled to vote. The percent vote with Series A voting preferred stock is based on 42,562,240 shares outstanding and entitled to vote, which excludes 21,922 treasury shares and 4,686 outstanding shares that are not vested and are not entitled to vote, and the 100,000,000 votes that Mr. Mo, the holder of the Series A voting preferred stock, is entitled to cast.

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(2)	Consists of 2,493,612 shares held directly by Mr. Mo, 175,000 shares held jointly by Mr. Mo and his spouse, Linda Mo, and excludes shares held by Mr. Mo’s son Alexander Mo and shares held by Mr. Mo’s son Brandon Mo, over which shares Mr. Mo disclaims beneficial ownership, as Mr. Mo has no control over the dispositive or voting power over the shares and his sons no longer live in the same household as Mr. Mo. Does not include a restricted stock award of 437,500 shares of the Company’s common stock that does not vest or settle within 60 days. Mr. Mo beneficially owns an aggregate of 1,000,000 shares of Non-Convertible Series A Voting Preferred Stock (the “Preferred Stock”). Each share of the Preferred Stock entitles Mr. Mo to votes equal to one hundred votes per share of Preferred Stock held.

(3)	Does not include a restricted stock award of 300,000 shares of the Company’s common stock that does not vest or settle within 60 days.

(4)	Does not include 165,625 restricted stock units that do not vest within 60 days.

(5)	Consists of 17,500 vested shares granted by the Company on April 15, 2024.

(6)	Consists of 2,500 vested shares of common stock granted by the Company, on June 7, 2021, the effective date of Dr. Massey’s appointment as a director of the Company, 4,688 vested shares granted by the Company on November 1, 2022, 19,375 vested shares granted by the Company on April 15, 2024, and 1,250 shares of common stock acquired in open market purchases.

(7)	Based on a Schedule 13G filed July 17, 2025 by BlackRock, Inc. (“BlackRock”), 50 Hudson Yards New York, NY 10001, BlackRock may be deemed to be the beneficial owner of 2,250,214 shares of common stock, over which it has (a) sole investment power for all such shares, (b) sole voting power over 2,221,695 shares, and (c) no shared voting or investment power for any such shares.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Shareholders sharing an address, unless the Company has received instructions from one or more of the Shareholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Shareholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (408) 663-5247 or send a written request to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: General Counsel and Corporate Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each shareholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Chief Financial Officer or the Board. Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2026 must have been received by the Company not later than the close of business on the fifth day following the date on which notice of the meeting is first given to shareholders.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to KULR Technology Group, Inc., 555 Forge River Road, Suite 100, Webster, Texas 77598, Attention: General Counsel and Corporate Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

28

ANNUAL REPORT

The Company’s 2024 Annual Report, which includes financial statements, is available, together with this proxy statement, at https://kulr.ai/investors/sec-stock-information/. The Annual Report does not form any part of the material for the solicitations of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Mo
Michael Mo
Chief Executive Officer and Chairman

A list of shareholders will be available for inspection by shareholders of record during business hours at the Company’s corporate headquarters at 555 Forge River Road, Suite 100, Webster, Texas 77598, for ten business days prior to the Annual Meeting.

29

KULR TECHNOLOGY GROUP, INC.

2025 EQUITY INCENTIVE PLAN

KULR TECHNOLOGY GROUP, INC.

2025 EQUITY INCENTIVE PLAN

KULR TECHNOLOGY GROUP, INC.

2025 EQUITY INCENTIVE PLAN

1.             Purpose. The purpose of this KULR Technology Group, Inc. 2025 Equity Incentive Plan (including any sub-plans as applicable), as may be amended from time to time (the “Plan”) is to assist KULR Technology Group, Inc., a Delaware corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.             Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)            “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act and any successor to such Rule.

(b)            “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(c)            “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(d)            “Beneficiary” shall mean the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(e)            “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(f)            “Board” shall mean the Board of Directors of the Company.

(g)            “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” as set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, or any violation or breach of any material written policy or rule of the Company as may be in effect from time to time, including any of such policy or rule regarding sexual harassment or work-place discrimination, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure, confidentiality and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, including the Participant’s commission of or participation in an act of fraud, embezzlement, misappropriation, breach of fiduciary duty against the Company or a Related Entity, (v) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or while performing Participant’s duties and responsibilities for the Company, or the use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the Participant’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving moral turpitude. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(h)           “Change in Control” shall mean a Change in Control as defined in Section 8(b) of the Plan.

(i)            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)            “Committee” shall mean a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(k)            “Consultant” shall mean any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(l)            “Continuous Service” shall mean the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence (including, without limitation, sick leave, military leave, or any other authorized personal leave), (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).

(m)            “Director” shall mean a member of the Board or the board of directors of any Related Entity.

(n)            “Disability” shall mean, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes, the Participant's inability to perform the duties of his or her position with the Company or any Related Entity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(o)            “Dividend Equivalent” shall mean a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p)            “Effective Date” shall mean November 21, 2025.

(q)            “Eligible Person” shall mean each Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r)            “Employee” shall mean any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(s)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)            “Fair Market Value” shall mean the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, in a manner intended to satisfy the principles of Section 409A of the Code or Section 422 of the Code, to the extent applicable, subject to the following:

(i)            If, on such date, the Shares are listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the applicable exchange or system, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such exchange or system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)           If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system but is traded on an over-the-counter market, the Fair Market Value of a Share shall be the average of the closing bid and asked prices for Shares or, if no closing bid and asked prices, the last closing price, in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market.

(iii)          If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system and are not traded on an over-the-counter market, the Fair Market Value of a Share shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u)            “Incentive Stock Option” shall mean any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v)            “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(w)            “Incumbent Board” shall mean the Incumbent Board as defined in Section 8(b)(ii) hereof.

(x)            “Listing Market” shall mean the New York Stock Exchange or such other international, national or regional securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(y)            “Option” shall mean a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z)            “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(aa)          “Other Stock-Based Awards” shall mean Awards granted to a Participant under Section 6(i) hereof.

(bb)         “Parent” shall mean any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(cc)         “Participant” shall mean a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd)         “Performance Award” shall mean any Award granted pursuant to Section 6(h) hereof.

(ee)          “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff)           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and shall include a “group” as defined in Section 13(d) thereof.

(gg)         “Prior Plan” means the 2018 KULR Technology Group Equity Incentive Plan, as they may have been amended, supplemented or modified from time to time.

(hh)         “Related Entity” shall mean any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(ii)            “Restricted Stock” shall mean any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(jj)            “Restricted Stock Award” shall mean an Award granted to a Participant under Section 6(d) hereof.

(kk)          “Restricted Stock Unit” shall mean a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ll)            “Restricted Stock Unit Award” shall mean an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(mm)       “Restriction Period” shall mean the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(nn)         “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo)          “Shares” shall mean the shares of common stock of the Company and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(pp)          “Stock Appreciation Right” shall mean a right granted to a Participant under Section 6(c) hereof.

(qq)          “Subsidiary” shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(rr)            “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.             Administration.

(a)            Authority of the Committee. The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b)            Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Ac, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan, including, without limitation, appointing one or more members of the Company’s management, with the power or authority otherwise granted to the Committee under this Plan with respect to a number of Shares reserved and available for delivery under the Plan, subject to the terms and limitations of such power or authority as determined by the Committee in its sole and absolute discretion. In no event, however, may an agent appointed by the Committee to assist it in administering the Plan be permitted to grant Awards to, or exercise any discretion with respect to any and all other matters relating to Awards previously granted to, such agent appointed by the Committee to assist it in administering the Plan.

(c)            Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.             Shares Subject to Plan.

(a)            Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to 7,500,000 (the “Share Pool”). Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)            Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)            Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)            If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, be added back to the Share Pool and again be available for delivery with respect to Awards under the Plan.

(ii)            Shares withheld from an Award to satisfy either (i) the exercise price or purchase price of such Award, or (ii) any tax withholding requirements shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan and, for the avoidance of doubt, shall be added back to the Share Pool.

(iii)            Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Incentive Stock Options shall be counted against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan pursuant to Section 4(c)(v) herein. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)            Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)            Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 7,500,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vi)            Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $600,000 in the aggregate.

(d)            No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5.             Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6.             Specific Terms of Awards.

(a)            General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the laws of the State of Delaware, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)            Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)            Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii)            Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)          Form of Settlement.          The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv)            Incentive Stock Options. The Committee shall only grant Incentive Stock Options if (y) with respect to the initial Share Pool set forth in Section 4(a) and 4(c)(vi), within 12 months of the Effective Date, and/or (z) with respect to any increase in the Share pools set forth in Sections 4(a) and 4(c)(iv) by an amendment to this Plan, within 12 months of the effective date of any such amendment the Plan or amendment, whichever applicable, is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Incentive Stock Options may be granted subject to shareholder approval but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)           the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B)            the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)            if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c)            Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)            Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii)           Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)          Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)            Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)            Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii)           Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)          Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)          Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall either (A) require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock, or (B) require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)            Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)            Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii)            Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)            Dividend Equivalents. As a condition to the grant of a Restricted Stock Unit, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

(f)            Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)            Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h)            Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The performance criteria may consist of the following (determined for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity): (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the foregoing criteria may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index, the Nasdaq Composite Index, the Russell 2000 Index, or another group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted. Except as may be provided in Section 8 or an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period, the duration of the Performance Period and the amount of the Award to be distributed, in each case, shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)            Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.             Certain Provisions Applicable to Awards.

(a)            Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b)            Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code .

(c)            Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)            Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)            Code Section 409A.

(i)            The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)            If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)            Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)            The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)            Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)            In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)            Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8.             Change in Control.

(a)            Effect of “Change in Control.” Subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, an Award may be subject to acceleration of vesting and exercisability if and only to the extent expressly provided for in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement entered into prior to the occurrence of a Change in Control (as defined below), or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently. Except as otherwise provided in Section 8(a)(iv) hereof, such Awards shall be treated as follows upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i)            Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii)           Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii)          With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on actual achievement of performance goals as measured immediately prior to the consummation of the Change in Control or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a).

(iv)            Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) of this Plan.

(b)            Definition of “Change in Control”.  Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)            The acquisition (whether by purchase, merger, consolidation, combination, or other similar transaction) by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of (A) the then-outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition by the Company or any Related Entity; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with the following (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such transaction beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) immediately prior to such transaction, of the Outstanding Company Voting Securities, (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the transaction as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such transaction other than the Company), and (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the transaction; or

(ii)           During any period of twelve (12) consecutive months (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)          Consummation of a sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to any Person who is not an Affiliate.

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include any sale of assets, a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

9.             General Provisions.

(a)            Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)            Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)            Adjustments.

(i)            Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 9(c) shall be conclusive and binding for all purposes.

(ii)           Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of this Plan relating to the vesting of Awards in the event of any Change in Control and subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards, which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction, (it being understood that, in such event, any Option or Stock Appreciation Right having a per Share exercise or grant price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii)          Other Adjustments. The Committee or the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d)            Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e)            Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(f)            Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g)            Clawback of Benefits.

(i)            The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii)           If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(g)            Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(h)            Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(i)             Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(j)             Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k)            Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, in each case, without giving effect to principles of conflict of laws, and applicable federal law.

(l)             Foreign Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m)           Plan Effective Date; Termination of Plan. The Plan shall become effective on the Effective Date. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated or have expired.

(n)           Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o)           Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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